UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 14, 2023
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.
The information included in or incorporated by reference into Item 2.03 below is hereby incorporated into this Item 1.01 by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets
As previously disclosed in the Current Report on Form 8-K filed by Fox Factory Holding Corp., a Delaware corporation (the “Company”), with the Securities and Exchange Commission on November 3, 2023, Fox Factory, Inc. (the “Purchaser”), a California corporation and a wholly owned subsidiary of the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 1, 2023, with Marucci Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Purchaser (the “Merger Sub”), Wheelhouse Holdings Inc. (“Wheelhouse”), a Delaware corporation and a majority owned subsidiary of CODI (as defined below), and Compass Group Diversified Holdings LLC (“CODI”), a Delaware limited liability company, solely in its capacity as the representative (the “Equityholders’ Representative”) of the holders (the “Equityholders”) of stock and options of Wheelhouse. Pursuant to the Merger Agreement, the Purchaser agreed to acquire all of the issued and outstanding securities of Wheelhouse, the parent company of the operating entity, Marucci Sports, LLC (“Marucci”), through a merger of Merger Sub with and into Wheelhouse, with Wheelhouse surviving the merger and becoming a wholly owned subsidiary of Purchaser (the “Marucci Merger”). Marucci is known as a leading designer, manufacturer, and marketer of premium performance baseball, softball and other sports-related products.
On November 14, 2023, the parties completed the Marucci Merger pursuant to the Merger Agreement. The purchase price of Wheelhouse, which was based on an enterprise value of $572 million, subject to certain adjustments based on matters such as transaction tax benefits, transaction expenses of Wheelhouse, the net working capital and cash and debt balances of Wheelhouse at the time of the closing, was financed through the Existing Credit Agreement (as defined under Item 2.03 below), including the funding of the Incremental Term A Loan (as defined under Item 2.03 below) provided in the Amendment (as defined under Item 2.03 below).
The foregoing brief description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Merger Agreement itself, which is incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 3, 2023.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On November 14, 2023, in connection and concurrently with the closing of the Marucci Merger, the Company entered into the First Incremental Facility Amendment (the “Amendment”) with Bank of America, N.A., Wells Fargo Bank, National Association and PNC Bank, National Association (collectively, the “Incremental Lenders”), amending the credit agreement, dated as of April 5, 2022 (the “Existing Credit Agreement”), by and among the Company, Wells Fargo, National Association, as Administrative Agent, and the group of lenders party thereto. Pursuant to the Amendment, the Incremental Lenders provided the Company with a term loan in an amount of $400 million (the “Incremental Term A Loan”) and a delayed draw term loan in an amount of $200 million (the “Delayed Draw Term Loan” and, together with the Incremental Term A Loan, the “Incremental Term Loans”), each of which are permitted under the Company’s Existing Credit Agreement, subject to satisfaction of certain conditions. The Incremental Term A Loan was fully funded on November 14, 2023 and used to fund a portion of the consideration owed under the Marucci Merger. The Delayed Draw Term Loan is available to the Company for up to six months commencing on December 6, 2023 and will support the Company’s capital allocation strategy. Each Incremental Term Loan is subject to quarterly amortization payments of principal at a rate of 5.0% per annum. The Incremental Term Loans are in the form of term SOFR loans and base rate loans, at the option of the Company, and have an applicable margin ranging from 0.5% to 1.50% for base rate loans and 1.50% to 2.50% for term SOFR loans, subject to adjustment provisions. Each Incremental Term Loan has a maturity date of April 5, 2027, consistent with the Existing Credit Agreement.
The foregoing summary of the material terms of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the complete text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure
On November 15, 2023, the Company issued a press release announcing the closing of the Marucci Merger, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information contained in this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses or funds acquired
To the extent required by this item, historical financial statements relating to the Marucci Merger referenced in Item 2.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.
(b) Pro forma financial information
To the extent required by this item, pro forma financial information relating to the Marucci Merger referenced in Item 2.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated November 1, 2023, by and among (i) Fox Factory, Inc; (ii) Marucci Merger Sub, Inc.; (iii) Wheelhouse Holdings Inc.; and (iv) Compass Group Diversified Holdings LLC, as the Equityholders’ Representative (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 3, 2023)
10.1	First Incremental Facility Amendment, dated November 14, 2023, by and among Fox Factory Holding Corp., Bank of America, N.A., Wells Fargo Bank, National Association and PNC Bank, National Association
99.1	Press Release dated November 15, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	November 15, 2023	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer